UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 29, 2015 (May 28, 2015)
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STONEGATE MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9190 Priority Way West Drive, Suite 300
Indianapolis, Indiana
(Address of principal executive offices)
Registrant’s telephone number, including area code: (317) 663-5100
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 28, 2015. Shareholders voted on the matters set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a two-year term or until their successors shall be elected and qualified, based upon the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
James G. Brown	19,600,987	160,553	0
James J. Cutillo	19,721,403	40,137	0
Sam Levinson	19,716,636	44,904	0
Richard A. Mirro	19,262,848	498,692	0

2.	The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015 was approved based upon the following vote:

Votes For	Against	Abstentions
21,913,603	4,327	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

Date: May 29, 2015	By:	/s/ Robert B. Eastep
Robert B. Eastep
Chief Financial Officer
(On behalf of the registrant and as its principal financial officer)